UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

ClearThink 1 Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43139	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

William Brock

Chief Executive Officer

ClearThink 1 Acquisition Corp.

150 E. Palmetto Park Road, Suite 202

Boca Raton, Florida 33432

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 358-3696

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-fifth of one Class A ordinary share	CTAAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	CTAA	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-fifth (1/5) of one Class A ordinary share	CTAAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 3, 2026, ClearThink 1 Acquisition Corp. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) to file an audited balance sheet as of February 25, 2026 (the “Original Balance Sheet”), reflecting receipt of the proceeds upon consummation of the Company’s initial public offering (the “IPO”) of 12,500,000 units and the private placement with ClearThink 1 Sponsor LLC, the Company’s sponsor, consummated simultaneously with the closing of the IPO.

The Original Balance Sheet was included as Exhibit 99.1 to the Original 8-K. This Current Report on Form 8-K/A amends the Original 8-K solely to refile Exhibit 99.1 with an updated audited balance sheet (the “Updated Balance Sheet”) that corrects certain disclosures in the notes to the Original Balance Sheet relating to offering costs and fair value measurements. The Updated Balance Sheet includes a report of the auditors dated March 5, 2026, and is filed herewith as Exhibit 99.1. Except as otherwise provided herein, this Current Report on Form 8-K/A does not amend or restate the Original 8-K, nor does it modify or update any of the information made in the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Balance Sheet dated February 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTHINK 1 ACQUISITION CORP.

By:	/s/ William Brock
Name:	William Brock
Title:	Chief Executive Officer

Dated: March 5, 2026